UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 11, 2005
(Date of earliest event reported)
BIOPURE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15167	04-2836871

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11 Hurley Street, Cambridge, Massachusetts 02141
(Address of principal executive offices, including zip code)
(617) 234-6500
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement
On November 11, 2005, Biopure Corporation (“Biopure”) and Abazali Bio Ventures (Pty) Ltd. (“Abazali”) entered into a Sales Agency Agreement. In the agreement Biopure appointed Abazali as its exclusive agent to market Hemopure® in South Africa and, if lawfully saleable, other countries in Africa (except Egypt) and the Indian Ocean Islands. Abazali has agreed to maintain a minimum of two qualified trained sales agents representing only Hemopure. Biopure will pay a fixed amount monthly for the maintenance of a sales organization, commissions on sales and certain marketing expenses. Unless terminated earlier upon certain events, the agreement has a four-year term beginning as of November 1, 2005 with automatic one-year renewals thereafter unless a party elects not to renew.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION
Date: November 17, 2005	By:	/s/ Francis H. Murphy
Francis H. Murphy
Chief Financial Officer